UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 20, 2007

Catcher Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-50299	62-0201385
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

44084 Riverside Parkway, Suite 320

Leesburg, Virginia 20176

(Address of Principal Executive Offices, including zip code)

(703) 723-2700

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On June 20, 2007, Catcher Holdings, Inc. (the “Company”), and Catcher, Inc., the wholly owned subsidiary of the Company (“Catcher”), held an initial closing under a Note and Restricted Stock Purchase Agreement (the “Purchase Agreement”) with certain accredited investors (the “Investors”), pursuant to which the Company received aggregate proceeds of $1,000,000, and issued in a private placement Secured Convertible Promissory Notes (the “Notes”) with an aggregate principal amount of $1,300,000 (the “Principal”) and 350,000 shares of restricted Common Stock of the Company (the “Financing”). The Purchase Agreement allows for multiple closings up to an aggregate purchase price amount of $3,000,000. Subject to the conversion provisions set forth in the Notes and the Company’s prepayment rights, the unpaid portion of the Principal together with all accrued but unpaid interest on each Note is due and payable in full 180 days following the issuance date of each such Note (each, a “Maturity Date”), provided, however, that an Investor may extend the applicable Maturity Date by sixty (60) additional days and increase the applicable Principal by 7.692% per extension, upon notice to the Company in accordance with the terms of the Notes. Interest accrues on the unpaid applicable Principal balance at a rate of ten percent (10%) per annum, simple interest, and is payable in full along with the applicable Principal balance on the applicable Maturity Date.

The Company has the right to prepay any and all amounts owed under any or all of the Notes in whole or in part at any time, subject to the Investor’s right to convert, as discussed below, provided that, with respect to each such Note and the portion of Principal due thereunder, (i) any such prepayment must be accompanied by the accrued and unpaid interest on the applicable Principal being prepaid through the date of prepayment; (ii) if such prepayment occurs before the date that is sixty (60) days after the date of issuance, the principal amount due under the Note will be equal to 76.923% of the applicable Principal; (iii) if such prepayment occurs on or after the date that is sixty (60) days after the date of issuance but less than one hundred twenty (120) days after the date of issuance, the principal amount due under the Note will be equal to 84.615% of the applicable Principal; and (iv) if such prepayment occurs on or after the date that is one hundred twenty (120) days after the date of issuance but less than one hundred eighty (180) days after the date of issuance, the principal amount due under the Note will be equal to 92.308% of the applicable Principal.

In the event that the Company, at any time after the date of issuance of the Notes and prior to the payment in full or conversion of the Notes, issues and sells Next Securities (as that term is defined in the Notes) in a Next Financing (as that term is defined in the Notes), then the outstanding Principal amount of the Notes and all accrued but unpaid interest thereon will, at the option of each Investor, be convertible, at the closing and on the same terms and conditions of such Next Financing, into Next Securities at a conversion price equal to the lower of (i) the Next Security Conversion Price (as that term is defined in the Notes) and (ii) $0.65 per share. If the Investor elects not to convert any Note into Next Securities in connection with a Next Financing then the Company will repay the Note in full within five (5) Business Days of the closing of such Next Financing.

Any time prior to the closing of a Next Financing or the Company’s election to prepay a Note, the Investors may elect to convert the outstanding Principal (as adjusted pursuant to any extension of the Maturity Date) and accrued but unpaid interest due under their Note into shares of the Company’s Common Stock at a conversion price per share equal to the lower of (i) the average closing price as quoted on the OTC Bulletin Board for the five (5) trading day period immediately prior to the date of such notice and (ii) $0.65 per share.

In connection with the Financing, on June 20, 2007, the Company and a majority in interest of the holders of the Secured Convertible Promissory Notes (the “April Notes”) issued pursuant to the Note and Restricted Stock Purchase Agreement (the “April Purchase Agreement”), dated as of April 4, 2007, executed a First Amendment to the April Purchase Agreement (the “Amendment”), pursuant to which the parties agreed to (i) exchange the April Notes for new Notes with the same terms as described above with an aggregate principal amount of $1,122,472 (the “New Notes”) and (ii) provide for the registration of the shares of Common Stock issued pursuant to the April Purchase Agreement and the securities issuable upon conversion of the New Notes.

The securities being offered have not been registered under the Securities Act of 1933, as amended, or any state securities law and have been sold in a private transaction pursuant to an exemption from registration provided by Section 4(2) of the Securities Act and/or Regulation D promulgated thereunder. The shares may not be subsequently offered or sold within the United States absent registration or exemption from such registration requirements and compliance with applicable state laws. Under the terms of a Registration Rights Agreement executed in connection with the Financing, the Company will be obligated to register the shares of common stock issued upon execution of the Purchase Agreement and April Purchase Agreement for resale on a registration statement to be filed within 60 days of the execution of the Purchase Agreement and to use commercially reasonable efforts to register or qualify the shares for resale in certain states. In addition, upon request by the holders of a majority in interest of the Notes and the New Notes, the Company will be obligated to register the securities issuable upon conversion of the Notes or the New Notes for resale on a registration statement to be filed within 20 days of the receipt of a request in accordance with the terms of the Registration Rights Agreement and to use commercially reasonable efforts to register or qualify the shares for resale in certain states.

The description of the transaction set forth above is qualified in its entirety by reference to the Note and Restricted Stock Purchase Agreement, Secured Convertible Promissory Note, Registration Rights Agreement and First Amendment to Note and Restricted Stock Purchase Agreement, forms of which are filed with this current report as Exhibits 10.37, 10.38, 10.39 and 10.40 respectively, and the Note and Restricted Stock Purchase Agreement and Secured Convertible Promissory Note, forms of which were filed as Exhibits 10.35 and 10.36 respectively on our Current Report on Form 8-K filed with the SEC on April 10, 2007.

This Form 8-K does not constitute an offer to sell or the solicitation of an offer to purchase any securities.

Item 3.02	Unregistered Sales of Equity Securities.

The information set forth above under Item 1.01, Entry into a Material Definitive Agreement, is hereby incorporated by reference into this Item 3.02.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits.

10.37	Form of Note and Restricted Stock Purchase Agreement to be executed by and among the Company, Catcher and the investors identified on the signature pages thereto.

10.38	Form of Secured Convertible Promissory Note to be executed by and among the Company, Catcher and the investors identified on the signature pages thereto.

10.39	Form of Registration Rights Agreement to be executed by and among the Company and the investors identified on the signature pages thereto.

10.40	Form of First Amendment to Note and Restricted Stock Purchase Agreement to be executed by and among the Company and the investors identified on the signature pages thereto.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CATCHER HOLDINGS, INC.

June 26, 2007	By:	/s/ Denis McCarthy
Denis McCarthy
Chief Financial Officer

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EXHIBIT INDEX

Exhibit No.	Description
10.37	Form of Note and Restricted Stock Purchase Agreement to be executed by and among the Company, Catcher and the investors identified on the signature pages thereto.

10.38	Form of Secured Convertible Promissory Note to be executed by and among the Company, Catcher and the investors identified on the signature pages thereto.

10.39	Form of Registration Rights Agreement to be executed by and among the Company and the investors identified on the signature pages thereto.

10.40	Form of First Amendment to Note and Restricted Stock Purchase Agreement to be executed by and among the Company and the investors identified on the signature pages thereto.

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